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                                                                     EXHIBIT 4.1

                                  [WMF LOGO]

                                 THE WMF GROUP
                     WASHINGTON MORTGAGE - WMF HUNTOON PAIGE

                             THE WMF GROUP, LTD.

            NUMBER                                          SHARES

             WMFG

         COMMON STOCK                                    COMMON STOCK

        PAR VALUE $.Ol                                 CUSIP 929289 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF BOSTON, MA. AND NEW YORK, N.Y.



THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF




           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

THE WMF Group, LTD., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Restated Certificate of Incorporation and By-Laws of the Corporation, each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

          /s/ BARBARA EKSTROM                    /s/ SHEKAR NARASIMHAN
               SECRETARY                               PRESIDENT



                             Countersigned and Registered
                                                BANKBOSTON, N.A.
                                                    (BOSTON)
                                                                 Transfer Agent
                                                                 and Registrar,
                             By /s/ MARY PENZIC

                                                             Authorized Officer


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                             THE WMF GROUP, LTD.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -as tenants in common               UNIF GIFT MIN ACT - ........ Custodian..........
                                                                  (Cust)             (Minor)
TEN ENT  -as tenants by the entireties                          under Uniform Gifts to Minors

JT TEN   -as joint tenants with right                            Act........................
          of survivorship and not as                                       (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.

          For value received, ........... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE
 --------------------------------------
|                                      |
 -------------------------------------- ......................................

 ..............................................................................
    (Please print or typewrite name and address including postal zip code of assignee)

 ..............................................................................


 ..............................................................................


 ...................................................................... Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ...........................................

 .................................................................... Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated: ...........................



                              ................................................


        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.